Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clean Systems Technology Group, Ltd. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yona Leibowitz Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


June 2, 2003
                                            By: /s/  Yona Liebowitz
                                            -------  --------------
                                            Name: Yona Liebowitz
                                            Title:  Chief Financial Officer